EXHIBIT 13.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE U.S. SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), the undersigned officer of Companhia Siderúrgica Nacional (the “Company”), does hereby certify, to such officer’s knowledge, that:

The Annual Report on Form 20-F for the fiscal year ended December 31, 2023 of the Company, as filed with the U.S. Securities and Exchange Commission (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the U.S. Securities Exchange Act of 1934 and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 30, 2024

Companhia Siderúrgica Nacional
/s/ Antonio Marco Campos Rabello
Name:	Antonio Marco Campos Rabello
Title:	Chief Financial Officer